UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 30, 2025
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
14600 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 - Unregistered Sales of Equity Securities.

As previously disclosed in the Quarterly Report on Form 10-Q of Rivian Automotive, Inc. (“Rivian”) for the quarter ended March 31, 2025, Rivian announced that, as of March 31, 2025, it had achieved the Financial Milestone, as defined in the Investment Agreement dated November 12, 2024 (“Investment Agreement”) that Rivian entered into with Volkswagen International America, Inc. (“VW”) and Volkswagen AG (“VW AG” and together with its affiliates, “Volkswagen Group”), which was a condition precedent for a corresponding investment by Volkswagen Group of $1 billion in exchange for $750 million of Rivian’s Class A common stock, with a purchase price per share calculated based on Rivian’s 30-trading day volume-weighted average price (“VWAP”) prior to the share issuance. Pursuant to the terms of the Investment Agreement, on June 30, 2025, upon receipt of $1 billion from Volkswagen Group, Rivian issued 51,502,854 shares of its Class A common stock to VW with an effective purchase price per share of $19.42, which represents a 33% premium to the 30-trading day VWAP of $14.5623. The foregoing shares of Class A common stock were issued pursuant to an exemption from registration for transactions by an issuer not involving a public offering under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 - Regulation FD Disclosure.
On July 2, 2025, Rivian announced its total vehicle production and deliveries for the quarter ending June 30, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated July 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: July 2, 2025	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer